Exhibit 10.48

AMENDMENT NO. 1

TO

ORANGE 21 INC.

NOTICE OF STOCK OPTION GRANT AND

STOCK OPTION AGREEMENT

This Amendment No. 1 to Notice of Stock Option Grant and Stock Option Agreement (the “Amendment”) is entered into as of May 26, 2009 by and between Orange 21 Inc., a Delaware corporation (the “Company”) and A. Stone Douglass (“Optionee”).

RECITALS

WHEREAS, the Company and the Optionee have entered into the Notice of Stock Option Grant and Stock Option Agreement, dated as of September 29, 2008, for a total award of 250,000 shares (the “Agreement”); and

WHEREAS, the Company and the Optionee desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Company and Optionee hereby agree to amend the Agreement as follows:

1. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement.

2. The paragraph captioned “Exercise Price Per Share” in the Notice of Stock Option Grant is hereby amended and restated as follows:

“$1.50.”

3. The paragraph captioned “Exercise Price Per Share” in the Notice of Exercise of Stock Option is hereby amended and restated as follows:

“$1.50.”

4. Except specifically set forth herein, all of the terms and provisions of the Agreement shall remain unchanged, unmodified and in full force and effect, and the Agreement shall be read together and construed with this Amendment. This Amendment shall be deemed an amendment to the Agreement, effective as of the date hereof.

5. In the event of any conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall govern and control. This Amendment shall be governed by and construed under the laws of the State of Delaware without regard to choice of laws or conflict of laws provisions thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. If one or more provisions of this

Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms. This Amendment, together with the Agreement, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ORANGE 21 INC.,
a Delaware corporation

By:	/s/ Jerry Collazo
Name:	Jerry Collazo
Title:	Chief Financial Officer

OPTIONEE

By:	/s/ A. Stone Douglass
Name:	A. Stone Douglass
Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO ORANGE 21 INC.

NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT]

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